UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 24, 2003

ZORAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27246	94-2794449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer) Identification No.)

3112 Scott Boulevard Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 919-4111

Item 7. Financial Statements and Exhibits.

                (c)           Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 24, 2003, entitled “Zoran Corporation Reports First Quarter 2003 Results.”

Item 9. Regulation FD Disclosure (pursuant to Item 12).

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12.  Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On April 24, 2003, Zoran Corporation issued a press release announcing its anticipated results for the three months ended March 31, 2003. The press release is attached as Exhibit 99.1.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoran Corporation

April 24, 2003	By:	/s/ Karl Schneider
Karl Schneider
Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated April 24, 2003, entitled “Zoran Corporation Reports First Quarter 2003 Results.”